                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                 (Date of Report)                   MAY 23, 2006
                 (Date of earliest event reported)  MAY 17, 2006


                              ONEOK PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-12202                   93-1120873
(State or other jurisdiction of     (Commission                (IRS Employer
        incorporation)              File Number)             Identification No.)

           100 WEST FIFTH STREET
              TULSA, OKLAHOMA                         74103-4298
(Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (918) 588-7000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The information disclosed under Item 5.03 below under the headings "Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners, L.P." and "Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners Intermediate Limited Partnership" is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      The information disclosed under Item 5.03 below is incorporated herein by reference.

      As described in Item 5.03 below, the Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners, L.P. entered into as of May 17, 2006 removes provisions of our previously existing partnership agreement relating to our partnership policy committee and audit committee and replaces the functions of those committees with a board of directors and audit committee of our sole general partner, ONEOK Partners GP, L.L.C., a Delaware limited liability company ("ONEOK Partners GP"). As a result, on May 17, 2006, all of the members of the partnership policy committee, comprised of David L. Kyle, John W. Gibson and William R. Cordes, resigned. In addition, as described in Item 5.03 below, since the duties previously performed by our officers will be performed by officers of our sole general partner, ONEOK Partners GP, all of our officers resigned on May 17, 2006, including the following:

  David L. Kyle    Chairman and Chief Executive Officer
  John W. Gibson   President and Chief Operating Officer
  James C. Kneale  Executive Vice President and Chief Financial Officer
  John R. Barker   Executive Vice President, General Counsel and Secretary
  Jerry L. Peters  Senior Vice President, Chief Accounting Officer and Treasurer

      Concurrently with the resignations described above, on May 17, 2006, the sole member of our general partner, ONEOK Partners GP, elected a six-member board of directors, three of whom are independent. The three independent members will also serve as the audit committee. The independent directors are: Gerald B. Smith, Chairman, Chief Executive Officer and Co-Founder of Graham and Company Investment Advisors; Gary N. Petersen, President of Endres Processing LLC; and Gil J. Van Lunsen, retired Managing Partner of KPMG LLP. The other three directors are: David L. Kyle, our Chairman and Chief Executive Officer, who is also the Chairman of the Board, President and Chief Executive Officer of ONEOK, Inc. ("ONEOK"); John W. Gibson, our President and Chief Operating Officer, who is also the President - ONEOK Energy Companies of ONEOK; and James C. Kneale, our Executive Vice President - Finance and Administration and Chief Financial Officer, who is also the Executive Vice President - Finance and Administration and Chief Financial Officer of ONEOK.

      Concurrently with the elections described above, on May 17, 2006, the board of directors of ONEOK Partners GP elected officers, including the following:

 David L. Kyle    Chairman and Chief Executive Officer
 John W. Gibson   President and Chief Operating Officer
 James C. Kneale  Executive Vice President - Finance and Administration and
                  Chief Financial Officer
 John R. Barker   Executive Vice President, General Counsel and Secretary
 Jerry L. Peters  Senior Vice President - Chief Accounting Officer and Treasurer

      The biographical information for Mr. Kyle and Mr. Peters are included under the caption "Directors and Executive Officers of the Registrant" in our Annual Report on Form 10-K for the year ended December 31, 2005, filed March 7, 2006, which information is incorporated herein by reference.

      John W. Gibson, age 53. Mr. Gibson is president of ONEOK Energy Companies, which includes ONEOK's gathering and processing, natural gas liquids, pipelines and storage and energy services business segments, some of which were acquired by us on April 6, 2006. He was appointed to that position in 2005. He holds that position in addition to his appointment as our President and Chief Operating Officer. Prior to that, he was President, Energy from 2000 to 2005 for ONEOK.

      James C. Kneale, age 54. In addition to his appointment as our Executive Vice President and Chief Financial Officer, Mr. Kneale is the Executive Vice President - Finance and Administration and Chief Financial Officer for ONEOK. He was appointed to that position in 2004. From 1999 to 2000 he was Vice President, Treasurer and Chief Financial Officer and from 2001 to 2004 Senior Vice President, Treasurer and Chief Financial Officer for ONEOK.

      John R. Barker, age 58. In addition to his appointment as our Executive Vice President, General Counsel and Secretary, Mr. Barker is Senior Vice President, General Counsel and Assistant Secretary for ONEOK having been appointed to that position in 2004. From 1994 to 2004, he was a stockholder, President and Director of Gable & Gotwals, a law firm located in Tulsa, Oklahoma.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      Amendment to Certificate of Limited Partnership of Northern Border Partners, L.P.

      Effective May 17, 2006, we changed our name from Northern Border Partners, L.P. to ONEOK Partners, L.P. The name change was effected by a Certificate of Amendment to Certificate of Limited Partnership of Northern Border Partners, L.P. filed with the Secretary of State of the State of Delaware on May 17, 2006. The amendment also reflects the new name and address of our sole general partner, ONEOK Partners GP, formerly known as Northern Plains Natural Gas Company, LLC. The new address of our principal office and the address of our sole general partner is 100 West Fifth Street, Tulsa, Oklahoma 74103-4298. Our former address was 13710 FNB Parkway, Omaha, NE 68154.

      The description of the Certificate of Amendment set forth above in this
Item 5.03 is qualified in its entirety by reference to the complete terms of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

      Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners, L.P.

      Effective May 17, 2006, ONEOK Partners GP, as our sole general partner, and an authorized officer, as attorney in fact for our limited partners, entered into a Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners, L.P. (the "MLP Partnership Agreement") to amend and restate our previously existing partnership agreement. The principal differences of the MLP Partnership Agreement from our previously existing partnership agreement are as follows. The MLP Partnership Agreement provides that we will be managed by our sole general partner, ONEOK Partners GP. The MLP Partnership Agreement removes provisions relating to our previously existing partnership policy committee and audit committee and replaces the functions of those committees with a board of directors and audit committee of our sole general partner, ONEOK Partners GP. Other changes to our previously existing partnership agreement include: (i) separating the functions of the audit committee (which will be a standing committee) and the conflicts committee (which will not be a standing committee),
(ii) expanding our "purpose" clause to encompass the midstream activities that we currently conduct as well as other activities permitted under applicable law,
(iii) incorporating the amendments to our previously existing partnership agreement made by Amendment No. 1 to that agreement, which amendments were described in our current report on Form 8-K filed April 12, 2006, (iv) removing provisions of the previously existing partnership agreement that were obsolete and (v) modifying the form of common unit certificate to reflect the new name of the partnership.

      The description of the MLP Partnership Agreement set forth above in this
Item 5.03 is qualified in its entirety by reference to the complete terms of the MLP Partnership Agreement, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference. The revised form of common unit certificate is filed as Exhibit 4.1 hereto.

      Amendment to Certificate of Limited Partnership of Northern Border Intermediate Limited Partnership

      Effective May 17, 2006, Northern Border Intermediate Limited Partnership, a Delaware limited partnership (the "ILP"), changed its name from Northern Border Intermediate Limited Partnership to ONEOK Partners Intermediate Limited Partnership. The name change was effected by a Certificate of Amendment to Certificate of Limited Partnership of Northern Border Intermediate Limited Partnership, filed with the Delaware Secretary of State on May 17, 2006. The amendment also reflects the new name and address of the ILP's sole general partner, ONEOK Partners GP. The new address of the principal office of the ILP and the address of its sole general partner is 100 West Fifth Street, Tulsa, Oklahoma 74103-4298. The ILP's former address was 13710 FNB Parkway, Omaha, NE 68154.

      The description of the Certificate of Amendment of the ILP set forth above in this Item 5.03 is qualified in its entirety by reference to the complete terms of the Certificate of Amendment of the ILP, a copy of which is filed as
Exhibit 3.3 hereto and incorporated herein by reference.

      Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners Intermediate Limited Partnership

      Effective May 17, 2006, ONEOK Partners GP, as the sole general partner of the ILP, and we, as the sole limited partner of the ILP, entered into a Second Amended and Restated Agreement of Limited Partnership of ONEOK Partners Intermediate Limited Partnership (the "ILP Partnership Agreement") to amend and restate the previously existing partnership agreement of the ILP. The principal differences of the ILP Partnership Agreement from the previously existing partnership agreement of the ILP are as follows. The ILP Partnership Agreement provides that the ILP will be managed by its sole general partner, ONEOK Partners GP. The ILP Partnership Agreement removes provisions relating to its previously existing partnership policy committee and audit committee and replaces the functions of those committees with a board of directors and audit committee of its sole general partner, ONEOK Partners GP. Other changes to the ILP's previously existing partnership agreement include reflecting the change in the name of the partnership from Northern Border Intermediate Limited Partnership to ONEOK Partners Intermediate Limited Partnership and removing provisions in the agreement that were obsolete.

      The description of the ILP Partnership Agreement set forth above in this
Item 5.03 is qualified in its entirety by reference to the complete terms of the ILP Partnership Agreement, a copy of which is filed as Exhibit 3.4 hereto and incorporated herein by reference.

      ONEOK Partners GP, the sole general partner of us and the sole general partner of the ILP, is a wholly owned subsidiary of ONEOK, Inc. ONEOK Partners GP and its affiliates own a total of approximately 45.7% of our general and limited partner interests.

ITEM 8.01 OTHER EVENTS.

      In connection with the transactions described above in this Form 8-K, our website has changed to www.oneokpartners.com, where our Governance Guidelines, Code of Conduct, Accounting and Financial Reporting Code of Ethics, MLP Partnership Agreement and written charter of the Audit Committee are available. Additionally, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available, free of charge.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Exhibits.

 EXHIBIT
 NUMBER              DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------
   3.1    Certificate of Amendment to Certificate of Limited Partnership
          of Northern Border Partners, L.P., filed with the Delaware
          Secretary of State on May 17, 2006.
--------------------------------------------------------------------------------
   3.2    Second Amended and Restated Agreement of Limited Partnership of
          ONEOK Partners, L.P. dated May 17, 2006 by ONEOK Partners GP,
          L.L.C., as general partner, and an authorized officer, as
          attorney in fact for the limited partners.
--------------------------------------------------------------------------------
   3.3    Certificate of Amendment to Certificate of Limited Partnership of
          Northern Border Intermediate Limited Partnership, filed with the
          Delaware Secretary of State on May 17, 2006.
--------------------------------------------------------------------------------
   3.4    Second Amended and Restated Agreement of Limited Partnership of ONEOK
          Partners Intermediate Limited Partnership dated May 17, 1006 by and between ONEOK Partners GP, L.L.C. and ONEOK Partners, L.P.
--------------------------------------------------------------------------------
   4.1    Form of Common Unit certificate.
--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ONEOK PARTNERS, L.P.

                              By: ONEOK Partners GP, L.L.C., its general partner

Date:  May 23, 2006               By: /s/ John R. Barker
                                      -----------------------------------------
                                  John R. Barker
                                  Executive Vice President, General Counsel
                                  and Secretary

                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER              DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------
   3.1    Certificate of Amendment to Certificate of Limited Partnership
          of Northern Border Partners, L.P., filed with the Delaware
          Secretary of State on May 17, 2006.
--------------------------------------------------------------------------------
   3.2    Second Amended and Restated Agreement of Limited Partnership of
          ONEOK Partners, L.P. dated May 17, 2006 by ONEOK Partners GP,
          L.L.C., as general partner, and an authorized officer, as
          attorney in fact for the limited partners.
--------------------------------------------------------------------------------
   3.3    Certificate of Amendment to Certificate of Limited Partnership of
          Northern Border Intermediate Limited Partnership, filed with the
          Delaware Secretary of State on May 17, 2006.
--------------------------------------------------------------------------------
   3.4    Second Amended and Restated Agreement of Limited Partnership of ONEOK
          Partners Intermediate Limited Partnership dated May 17, 1006 by and between ONEOK Partners GP, L.L.C. and ONEOK Partners, L.P.
--------------------------------------------------------------------------------
   4.1    Form of Common Unit certificate.
--------------------------------------------------------------------------------